Exhibit 10.14

            SCHOLASTIC CORPORATION 2004 CLASS A STOCK INCENTIVE PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT

         Effective as of ____________________ (the "Grant Date"), SCHOLASTIC CORPORATION, a Delaware corporation (the "Company"), hereby grants to RICHARD ROBINSON (the "Optionee") a non-qualified option (the "Option") to purchase ________________________________________________ shares of Class A Stock of the
Company (the " Class A Stock"), at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the SCHOLASTIC CORPORATION 2004 CLASS A STOCK INCENTIVE PLAN (the "Plan"), which terms and provisions are incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings in this Agreement.

         1. TERMS OF OPTION GRANT AND EXERCISE. Subject to the provisions of the Plan and this Agreement, the Option shall not be exercised prior to the first anniversary date of this Agreement and thereafter, the Option shall be exercisable, cumulatively, as follows:

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           VESTING DATE    NUMBER OF SHARES   EXERCISE PRICE    EXPIRATION DATE
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            --                 --             $   --                    --
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            --                 --             $   --                    --
           ---------------------------------------------------------------------
            --                 --             $   --                    --
           ---------------------------------------------------------------------
            --                 --             $   --                    --
           ---------------------------------------------------------------------

         Once exercisable, subject to the provisions of the Plan and this Agreement, the Option may be exercised, in whole or in part, pursuant to the notice and payment procedures then in effect as established by the Company, in its sole discretion. Any written notice of exercise by Optionee shall be irrevocable. The Option may not be exercised if the issuance of the Class A Stock would constitute a violation of any applicable federal, state or foreign securities laws or regulations. The Option may not be exercised with respect to a fractional share of Class A Stock.

The Option shall cease to be exercisable upon the expiration date set forth above (the "Expiration Date"), unless earlier terminated or extended, as the case may be, pursuant to the provisions of the Plan and this Agreement, including, but not limited to, the provisions of Section 3 hereof.

         2.       TERMINATION OF EMPLOYMENT OF AN OPTIONEE.

                  (a) DEATH OR DISABILITY. In the event of the Optionee's death or Disability while the Option is outstanding, the unexercised portion of the Option shall become immediately vested on the date of death or Disability and may be exercised in full by the Optionee, or his or her estate, personal representative or other legally appointed representative, at any time until the first anniversary of the date of such death or Disability, but in no event beyond the Expiration Date of the Option, if earlier.

                  (b) RETIREMENT. In the event of the Optionee's retirement on or after age 55, the Option, to the extent vested on the date of such retirement, may be exercised by the Optionee within three (3) years after the date of such retirement, but in no event beyond the Expiration Date of the Option, if earlier.

                  (c) INVOLUNTARY TERMINATION OTHER THAN FOR CAUSE/RETIREMENT. In the event an Optionee's Termination of Employment is involuntary by the Company (or an Affiliate) other than a Termination of Employment for Cause, the Option, to the extent vested on the date of such Termination of Employment, may be exercised by the Optionee within ninety days after the date of such Termination of Employment, but in no event beyond the Expiration Date of the Option, if earlier.

                  (d) OTHER TERMINATION. In the event of the Optionee's Termination of Employment for Cause or for any other reason other than as the result of death, Disability, retirement on or after age 55 or involuntary Termination of Employment (as set forth in Sections 2(a), (b) and (c) hereof), the Option shall be cancelled as of the date of such Termination of Employment and shall not be exercisable to the extent not exercised prior to the date of the Optionee's Termination of Employment.

         3. TAX MATTERS AND WITHHOLDING TAX LIABILITY. The Option shall be a non qualified Stock Option as that term is defined in the Plan. In connection with the exercise of the Option, the Company and the Optionee may incur liability for income or withholding tax. The Company will have the right to withhold from any exercise of the Option, transfer of Class A Stock or payment made to the Optionee or to any person hereunder, whether such payment is to be made in cash or in Class A Stock, all applicable federal, state, city or other taxes as shall be required, in the determination of the Company, pursuant to any statute or governmental regulation or ruling.

         4. NONTRANSFERABILITY OF STOCK OPTION. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, whether for value or no value and whether voluntary or involuntary (including by operation of law) other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         5. NO ENLARGEMENT OF RIGHTS. This Agreement is not an agreement of employment. Neither the Plan nor this Agreement shall confer upon the Optionee any right to continue as an officer, employee or consultant of the Company or any Affiliate. Nothing contained in the Plan or this Agreement shall interfere in any way with the rights of the Company or any Affiliate to terminate the employment (or consulting arrangement) of the Optionee at any time or to modify the Optionee's employment or compensation. The Optionee shall have only such rights and interests with respect to the Option as are expressly provided in this Agreement and the Plan.

         6. NO SHAREHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a stockholder shall exist with respect to the Class A Stock subject to the Option as a result of the grant of the Option, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan. Such rights shall exist only after issuance of stock following the exercise of the Option as provided in the Plan.

         7. EFFECT OF THE PLAN ON OPTION. The Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan, as such may be amended from time to time in accordance with the terms thereof. Without the consent of the Optionee, the Company may amend or modify this Agreement in any manner not inconsistent with the Plan, including without limitation, to change the date or dates as of which a Option becomes exercisable, or to cure any ambiguity, defect or inconsistency, provided such amendment, modification or change does not adversely affect the rights of the Optionee.

         8. ENTIRE AGREEMENT. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee. This Agreement may be signed in counterparts.

         9. SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstances, is held valid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held valid or unenforceable, shall not be affected thereby.

         10. NOTICES. Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify): If to the Company, to: Scholastic Corporation, 557 Broadway, New York, New York 10012, Attention: Corporate Secretary. If to the Optionee, to the address indicated after the Optionee's signature at the end of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the undersigned as of the date first written above.

OPTIONEE                                 SCHOLASTIC CORPORATION




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RICHARD ROBINSON                         (Name)
PRESIDENT AND CHIEF EXECUTIVE OFFICER    (Title)